UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2006
LEXAR MEDIA, INC.
(Exact name of the Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31103 (Commission File Number)	33-0723123 (IRS Employer Identification No.)

47300 Bayside Parkway, Fremont, California (Address of principal executive offices)	94538 (Zip Code)
(510) 413-1200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 11, 2006, Lexar Media, Inc. issued a press release announcing that it had officially filed a formal complaint with the International Trade Commission (ITC) against Toshiba Corporation, Toshiba America, Inc., and Toshiba America Electronic Components, Inc. seeking to halt the infringement of Lexar’s intellectual property rights. A copy of the press release is attached to this Current Report as Exhibit 99.01 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.01	Press release dated April 11, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAR MEDIA, INC.
Date: April 20, 2006	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.01	Press release dated April 11, 2006